FROM:  Blackhawk Bancorp, Inc.
       400 Broad Street, Beloit, WI 53511

                             FOR IMMEDIATE RELEASE

Contact:  R. Richard Bastian III - President and CEO
          Todd J. James - Executive Vice President and CFO
Phone:    608-364-8911
Fax:      608-363-6186

                 BLACKHAWK BANCORP, INC. REPORTS 2004 EARNINGS

     Beloit, WI - February 24, 2005 - Blackhawk Bancorp, Inc. (OTC: BKHB) reported diluted earnings per share of $1.03 for the year ended December 31, 2004, a 115% increase from $0.48 per diluted share in 2003. Blackhawk's net income for the year was $2,657,000, a 119% increase from $1,211,000 in 2003. Diluted earnings per share were $0.52 for the fourth quarter of 2004 compared to $0.10 per share in the fourth quarter of 2003. Net income for the fourth quarter of 2004 was $1,334,000 compared to $245,000 in the prior-year period.

The 2004 fourth quarter and full year results included an after-tax gain of $1,100,000 from the sale of the Company's Ogle County branch deposits in Oregon and Rochelle, Illinois. Excluding the gain from the sale of these branches, 2004 earnings per share increased 27% over 2003. Although this is a non-GAAP measure, we believe that it is important to provide such information due to the non-recurring nature of the transaction and to more accurately compare our results from period to period. R. Richard Bastian, III, the company's President and Chief Executive Officer said, "The sale of our Ogle County branches is part of a strategy to focus resources in our primary markets along the I-90 corridor from Belvidere, Illinois to Beloit, Wisconsin."

     For the year ended December 31, 2004, net interest income increased $1,833,000, or 18% to $12,128,000 compared to 2003. The 2004 net interest margin increased 3 basis points to 3.33% compared to 3.30% in 2003. The increase in full year net interest income reflects the addition of assets and liabilities from the First Bank acquisition, which occurred on September 30, 2003. Net interest income in the fourth quarter of 2004 decreased $165,000 or 5% to $2,945,000 compared to the fourth quarter of last year. Blackhawk's net interest margin decreased 19 basis points to 3.23% for the fourth quarter of 2004 compared to 3.42% for the same period the year before.

     For the year ended December 31, 2004, the provision for loan losses was $414,000, a $236,000, or 36% decrease from the 2003 provision of $650,000. The provision for loan losses of $104,000 for the quarter was $39,000, or 27% lower than the 2003 fourth quarter provision.

     For the full year 2004 non-interest income increased by $2,609,000, or 69% to $6,373,000 compared to 2003. This increase included an $1,800,000 pre-tax gain on the sale of Blackhawk's Ogle County branch deposits in early October, 2004. The full year results also included a $750,000, or 46%, increase in deposit service charges. This increase was due to the First Bank acquisition at the end of the third quarter of 2003, and better fee realization on previously existing accounts. Non-interest income for the fourth quarter of 2004 increased $1,972,000, or 197% to $2,971,000 compared to $999,000 for the fourth quarter of 2003.

     Operating expenses for 2004 increased by $2,334,000 or 19%, to $14,531,000 compared to 2003. This increase for the full year reflected additional compensation, occupancy and equipment expenses due to the acquisition of First Bank. Total operating expenses for the fourth quarter increased by $72,000 or 2% to $3,824,000 compared to $3,752,000 for the same period a year ago.

     On February 14, 2005 the Company mailed a proxy statement to its shareholders regarding a special meeting that will be held on Wednesday, March 16, 2005. At the special meeting, shareholders are being asked to vote on matters that , if approved, will have the effect of reducing the Company's total number of record shareholders to below 300. As a result, the Company may terminate the registration of its common stock under federal securities laws and it SEC reporting obligations will be suspended.

     THE COMPANY STOCKHOLDERS ARE URGED TO READ THESE IMPORTANT MATERIALS AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY BEFORE MAKING ANY DECISION CONCERNING MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING. These documents are also available free of charge at the SEC's website, www.sec.gov. In addition,
                                               -----------
documents filed with the SEC by the Company are available free of charge by contacting the Company at 400 Broad Street, Beloit, Wisconsin 53511 or by calling (800)209-2616.

     Blackhawk Bancorp, Inc. Is the parent company of Blackhawk State Bank, which operates nine office locations in south central Wisconsin and north central Illinois. The stock of Blackhawk Bancorp, Inc. Is publicly traded on the Over the Counter Market under the symbol BKHB.

     When used in this communication, the words "believes," "expects," and similar expressions are intended to identify forward-looking statements. The Company's actual results may differ materially from those described in the forward-looking statements. Factors which could cause such a variance to occur include, but are not limited to: heightened competition; adverse state and federal regulation; failure to obtain new or retain existing customers; ability to attract and retain key executives and personnel; changes in interest rates; unanticipated changes in industry trends; unanticipated changes in credit quality and risk factors, including general economic conditions; success in gaining regulatory approvals when required; changes in the Federal Reserve Board monetary policies; unexpected outcomes of new and existing litigation in which Blackhawk or its subsidiaries, officers, directors or employees is named defendants; technological changes; changes in accounting principles generally accepted in the United States; changes in assumptions or conditions affecting the application of "critical accounting policies" ; and the inability of third party vendors to perform critical services for the company or its customers.


                     BLACKHAWK BANCORP, INC. AND SUBSIDIARY
                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                                          THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                             DECEMBER 31,                      DECEMBER 31,
                                                                         2004           2003              2004             2003
                                                                         ----           ----              ----             ----
                                                             (in thousands, except share data)  (in thousands, except share data)
INTEREST INCOME:
       Interest and fees on loans                                    $  3,590        $  3,729         $ 14,098         $ 13,034
       Interest and dividends on securities:
         Taxable                                                        1,027             954            4,108            3,556
         Nontaxable                                                       295             320            1,223            1,142
       Interest on federal funds sold and securities
         purchased under agreements to resell                              14               5               84               58
       Interest on interest-bearing deposits in banks                      17              20               61               51
                                                                     --------        --------         --------         --------
         Total Interest Income                                          4,943           5,028           19,574           17,841
                                                                     --------        --------         --------         --------
INTEREST EXPENSE:
       Interest on deposits                                             1,133           1,216            4,402            4,892
       Interest on short-term borrowings                                  140              20              292              115
       Interest on subordinated debentures                                106             104              418              376
       Interest on long-term borrowings                                   619             578            2,334            2,163
                                                                     --------        --------         --------         --------
         Total Interest Expense                                         1,998           1,918            7,446            7,546
                                                                     --------        --------         --------         --------
       Net Interest Income                                              2,945           3,110           12,128           10,295
       Provision for loan losses                                          104             143              414              650
                                                                     --------        --------         --------         --------
       Net Interest Income After Provision For Loan Losses              2,841           2,967           11,714            9,645
                                                                     --------        --------         --------         --------
NONINTEREST INCOME:
       Service charges on deposits accounts                               595             528            2,385            1,635
       Gain on sale of loans                                              145             184              668              643
       Securities gains, net                                              140              (5)             291              469
       Increase in cash value of bank-owned life insurance                 50              70              260              300
       Other                                                            2,041             222            2,769              717
                                                                     --------        --------         --------         --------
         Total Noninterest Income                                       2,971             999            6,373            3,764
                                                                     --------        --------         --------         --------
NONINTEREST EXPENSE
       Salaries and employee benefits                                   1,894           1,869            7,373            6,010
       Occupancy                                                          265             275            1,083              816
       Equipment                                                          281             331            1,157              995
       Data processing services                                           283             288            1,112              908
       Advertising and marketing                                          118             162              406              417
       Amortization of intangibles                                         81             114              366              352
       Professional fees                                                  234              87              613              480
       Office Supplies                                                     74              94              267              281
       Telephone                                                           99             106              391              338
       Postage                                                             51              51              204              226
       Transportation                                                      47              60              237              202
       Other                                                              397             315            1,322            1,172
                                                                     --------        --------         --------         --------
         Total Noninterest Expense                                      3,824           3,752           14,531           12,197
                                                                     --------        --------         --------         --------
Income Before Income Taxes                                              1,988             214            3,556            1,212
Income Taxes                                                              654             (31)             899                1
                                                                     --------        --------         --------         --------
Net Income                                                           $  1,334        $    245         $  2,657         $  1,211
                                                                     --------        --------         --------         --------
                                                                     --------        --------         --------         --------
Basic Earnings Per Share                                             $   0.53        $   0.10         $   1.05         $   0.48
                                                                     --------        --------         --------         --------
                                                                     --------        --------         --------         --------
Diluted Earnings Per Share                                           $   0.52        $   0.10         $   1.03         $   0.48
                                                                     --------        --------         --------         --------
                                                                     --------        --------         --------         --------
Dividends Per Share                                                  $   0.09        $   0.09         $   0.36         $   0.36
                                                                     --------        --------         --------         --------
                                                                     --------        --------         --------         --------


                    KEY RATIOS
Net Interest Margin (FTE)                                               3.23%           3.42%            3.33%            3.30%
Interest Spread (FTE)                                                   2.95%           3.21%            3.09%            3.04%

Efficiency Ratio (FTE)                                                 63.00%          87.74%           75.96%           83.27%

Return on Assets                                                        1.26%           0.23%            0.64%            0.33%
Return on Equity                                                       17.75%           3.78%           11.26%            4.69%

Equity/Assets (End of Period)                                           6.42%           6.06%            6.42%            6.06%



   BLACKHAWK BANCORP, INC. AND SUBSIDIARY
        CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 (UNAUDITED) AND DECEMBER 31, 2003

                                                                               December 31,              December 31,
                                                                                   2004                      2003
                                                                                -----------               -----------
                                                                                         (Dollars in thousands)
ASSETS
------
Cash and due from banks                                                           $ 11,438                 $ 17,250
Federal funds sold and securities purchased under agreements to resell              16,463                    6,120
Interest-bearing deposits in banks                                                   1,403                    2,841
Available-for-sale securities                                                      130,276                  118,107
Held to maturity securities, at amortized cost                                           -                   17,606
Loans, less allowance for loan losses of $2,183 and $3,302
  at December 31, 2004 and December 31, 2003, respectively                         234,336                  230,142
Office buildings and equipment, net                                                  9,312                    9,981
Intangible assets                                                                    6,690                    7,246
Bank-owned life insurance                                                            6,513                    6,263
Other assets                                                                         9,165                    9,846
                                                                                  --------                 --------
     Total Assets                                                                 $425,596                 $425,402
                                                                                  --------                 --------
                                                                                  --------                 --------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
LIABILITIES:
Deposits:
  Noninterest-bearing                                                             $ 52,879                 $ 47,999
  Interest-bearing                                                                 247,741                  275,640
                                                                                  --------                 --------
    Total deposits                                                                 300,620                  323,639
Short-term borrowings                                                               27,782                    9,486
Subordinated debentures                                                              7,217                    7,217
Long-term borrowings                                                                59,398                   55,913
Other liabilities                                                                    3,246                    3,384
                                                                                  --------                 --------
    Total Liabilities                                                              398,263                  399,639
                                                                                  --------                 --------

STOCKHOLDERS' EQUITY:
Preferred stock
  1,000,000 shares, $.01 par value per share authorized,
    none issued or outstanding                                                           -                        -
Common stock
  10,000,000 shares, $.01 par value per share authorized,
    shares issued and outstanding: 2,528,895 at December 31, 2004,
    2,522,995 at December 31, 2003                                                      25                       25
Surplus                                                                              8,876                    8,818
Retained earnings                                                                   17,840                   16,093
Accumulated other comprehensive income                                                 592                      827
                                                                                  --------                 --------
    Total Stockholders' Equity                                                      27,333                   25,763
                                                                                  --------                 --------
    Total Liabilities and Stockholders' Equity                                    $425,596                 $425,402
                                                                                  --------                 --------
                                                                                  --------                 --------



            AVERAGE BALANCE SHEET WITH RESULTANT INTEREST AND RATES

(yields on a tax-equivalent basis)               Three Months ended December 31, 2004       Three Months ended December 31, 2003
                                                 ------------------------------------       ------------------------------------
                                                Average                        Average        Average                   Average
                                                Balance         Interest        Rate          Balance        Interest     Rate
                                                -------         --------       -------        -------        --------   -------
INTEREST EARNING ASSETS:
  Interest-bearing deposits in banks           $  2,357       $     17          2.81%        $  3,642      $     20       2.14%
  Federal funds sold & securities
    purchased under agreements to
    resell                                        2,252             14          2.48%           1,943             5       0.93%
  Investment securities:
       Taxable investment securities            109,885          1,027          3.72%         104,224           954       3.64%
       Tax-exempt investment securities          31,740            447          5.60%          32,867           485       5.87%
                                               --------       --------       --------        --------      --------    --------
            Total Investment securities         141,625          1,474          4.14%         137,091         1,439       4.17%
                                               --------       --------       --------        --------      --------    --------
  Loans                                         235,350          3,591          6.07%         237,816         3,730       6.24%
TOTAL EARNING ASSETS                           $381,584       $  5,096          5.31%        $380,492      $  5,194       5.43%
                                                                             --------                      --------    --------
  Allowance for loan losses                      (2,348)                                       (3,328)
  Cash and due from banks                        12,615                                        16,177
  Other Assets                                   28,860                                        29,713
                                               --------                                      --------
TOTAL ASSETS                                   $420,711                                      $423,054
                                               --------                                      --------
                                               --------                                      --------
Interest Bearing Liabilities:
  Interest bearing checking accounts           $ 37,694       $     48          0.50%        $ 45,473      $     68       0.60%
  Savings and money market deposits              76,367            180          0.94%          75,310           149       0.79%
  Time deposits                                 127,077            905          2.83%         148,133           998       2.68%
                                               --------       --------       --------        --------      --------    --------
     Total interest bearing deposits            241,138          1,133          1.87%         268,916         1,215       1.80%
  Short-term borrowings                          27,967            140          1.99%          10,420            20       0.76%
  Subordinated debentures                         7,217            106          5.82%           7,217           104       5.73%
  Long-term borrowings                           60,997            619          4.04%          57,248           578       4.02%
                                               --------       --------       --------        --------      --------    --------
TOTAL INTEREST-BEARING LIABILITIES             $337,319       $  1,998          2.36%        $343,801      $  1,917       2.22%
                                                              --------       --------                      --------    --------
INTEREST RATE SPREAD                                                            2.95%                                     3.21%
                                                                             --------                                  --------
                                                                             --------                                  --------
Noninterest checking accounts                    50,869                                        48,017
  Other liabilities                               2,628                                         3,355
                                               --------                                      --------
  Total liabilities                             390,816                                       395,173
  Stockholders' equity                           29,895                                        27,881
                                               --------                                      --------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                         $420,711                                      $423,054
                                               --------                                      --------
                                               --------                                      --------
NET INTEREST INCOME/MARGIN                                    $  3,098          3.23%                      $  3,277       3.42%
                                                              --------       --------                      --------    --------



            AVERAGE BALANCE SHEET WITH RESULTANT INTEREST AND RATES


(yields on a tax-equivalent basis)                Twelve Months ended December 31, 2004       Twelve Months ended December 31, 2003
                                                  -------------------------------------       -------------------------------------
                                                Average                       Average         Average                    Average
                                                Balance        Interest        Rate           Balance       Interest       Rate
                                                -------        --------       -------         -------       --------      ------
INTEREST EARNING ASSETS:
  Interest-bearing deposits in banks           $  2,475       $     61          2.47%        $  2,440      $     51       2.09%
  Federal funds sold & securities
    purchased under agreements to resell          4,760             84          1.77%           3,521            58       1.65%
  Investment securities:
    Taxable investment securities               108,175          4,108          3.80%          95,975         3,556       3.70%
    Tax-exempt investment securities             32,149          1,853          5.76%          28,971         1,730       5.97%
                                               --------       --------       --------        --------      --------    --------
      Total Investment securities               140,324          5,961          4.25%         124,946         5,286       4.23%
  Loans                                         235,945         14,098          5.98%         199,256        13,034       6.54%
                                               --------       --------       --------        --------      --------    --------
TOTAL EARNING ASSETS                           $383,504       $ 20,204          5.27%        $330,163      $ 18,429       5.58%
                                                              --------       --------                      --------    --------
  Allowance for loan losses                      (2,797)                                       (2,541)
  Cash and due from banks                        13,233                                        12,308
  Other Assets                                   24,284                                        20,546
                                               --------                                      --------
TOTAL ASSETS                                   $418,224                                      $360,476
                                               --------                                      --------
                                               --------                                      --------
INTEREST BEARING LIABILITIES:
  Interest bearing checking accounts           $ 44,026       $    233          0.53%        $ 39,734      $    292       0.74%
 Savings and money market deposits               79,523            657          0.83%          59,336           454       0.77%
  Time deposits                                 132,703          3,513          2.65%         131,575         4,145       3.15%
                                               --------       --------       --------        --------      --------    --------
    Total interest bearing deposits             256,252          4,403          1.72%         230,645         4,891       2.12%
  Short-term borrowings                          20,498            292          1.42%          11,889           115       0.97%
  Subordinated debentures                         7,217            418          5.79%           7,217           376       5.22%
  Long-term borrowings                           58,690          2,334          3.98%          47,674         2,163       4.54%
                                               --------       --------       --------        --------      --------    --------
TOTAL INTEREST-BEARING LIABILITIES             $342,657       $  7,447          2.17%        $297,425      $  7,545       2.54%
                                                              --------       --------                      --------    --------
INTEREST RATE SPREAD                                                            3.09%                                     3.04%
                                                                             --------                                  --------
                                                                             --------                                  --------
Noninterest checking accounts                    49,384                                        36,370
  Other liabilities                               2,592                                         2,362
                                               --------                                      --------
  Total liabilities                             394,633                                       336,157
  Stockholders' equity                           23,591                                        24,319
                                               --------                                      --------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                         $418,224                                      $360,476
                                               --------                                      --------
                                               --------                                      --------
NET INTEREST INCOME/MARGIN                                    $ 12,757          3.33%                      $ 10,884       3.30%
                                                              --------       --------                      --------    --------
                                                              --------       --------                      --------    --------